UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D)
OF THE SECURITIES EXCHANGE ACT OF 1934

November 5, 2021
Date of Report (Date of earliest event reported)

SINCLAIR BROADCAST GROUP, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-26076	52-1494660
(State of organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10706 Beaver Dam Road
Hunt Valley, MD  21030
(Address of principal executive offices and zip code)

(410) 568-1500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $ 0.01 per share	SBGI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

On November 8, 2021, Sinclair Broadcast Group, Inc. (the “Company”) issued a press release disclosing the events described in Item 8.01 below. A copy of the press release is attached hereto as Exhibit 99.1. This press release is furnished under this Item 7.01 of this Current Report on Form 8-K and shall not be deemed filed with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 8.01. Other Events.

On November 5, 2021 (the “Loan Assignment Date”), the Company purchased and assumed the lenders’ and the administrative agent’s rights and obligations under the existing accounts receivable securitization facility (the “A/R Facility”) of the Company and Diamond Sports Group, LLC’s (“DSG”) indirect subsidiary, Diamond Sports Finance SPV, LLC (“Diamond SPV”). The Company purchased the lenders’ outstanding loans and commitments under the A/R Facility by making a payment to the lenders as consideration for the purchase of the lenders’ respective rights and obligations under the A/R Facility equal to approximately $184.4 million, representing 101% of the aggregate outstanding principal amount of the loans under the A/R Facility, plus any accrued interest and outstanding fees and expenses.

In connection therewith, the Company and Diamond SPV entered into an omnibus amendment to the A/R Facility to provide greater flexibility to DSG, including (i) increasing the maximum facility limit from up to $250 million to up to $400 million; (ii) eliminating the early amortization event related to DSG’s EBITDA less interest expense covenant; (iii) extending the stated maturity date by one year from September 23, 2023 to September 23, 2024; and (iv) relaxing certain concentration limits thereby increasing the amounts of certain accounts receivable eligible to be sold. The other material terms of the A/R Facility remain unchanged.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Sinclair Press Release (dated November 8, 2021).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINCLAIR BROADCAST GROUP, INC.

By: /s/ David R. Bochenek

Name:    David R. Bochenek
Title:    Senior Vice President / Chief Accounting Officer
Dated: November 8, 2021